LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amounts of Private Notes and/or number of Private Warrants set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction of the Letter of Transmittal.

DESCRIPTION OF PRIVATE NOTES AND PRIVATE WARRANTS TENDERED
---------------------------------------------------------------------------------------------------------------------------
CERTIFICATE NUMBER(S) (IF KNOWN) OF PRIVATE
  NOTES AND/OR PRIVATE WARRANTS OR ACCOUNT NUMBER                AGGREGATE                          AGGREGATE
  AT THE BOOK-ENTRY FACILITY AND PRIVATE NOTES AND/OR             AMOUNT                             AMOUNT
  PRIVATE WARRANTS TENDERED                                     REPRESENTED                         TENDERED
---------------------------------------------------------------------------------------------------------------------------

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                                                       ------------------------------------------------------------------

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                                                       ------------------------------------------------------------------

                                                       ------------------------------------------------------------------
                                                      TOTAL
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

Signature of Registered Holder(s) or Authorized Signatory:

Date:
     -------------------------------------------------

Name(s):
        ----------------------------------------------

------------------------------------------------------

------------------------------------------------------

Address:
        ----------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                                              Zip Code

Area Code and Tel. No.(s):
                          ----------------------------

------------------------------------------------------
                (Please Type or Print)

Principal Amount of Private
Notes Tendered: $
                 -------------------------------------

Number of Private
Warrants Tendered:
                  ------------------------------------

Certificate Nos. (if available):

------------------------------------------------------

Total Amount Represented
by Certificate(s):

$
 -----------------------------------------------------

CHECK IF PRIVATE NOTES AND PRIVATE WARRANTS WILL BE TENDERED BY BOOK-ENTRY TRANSFER

[ ] The Depository Trust Company

Account Number:
               ---------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, being an Eligible Institution, hereby guarantees deposit with the Exchange Agent of either (i) the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, together with the Private Notes and Private Warrants tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Private Notes and Private Warrants into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal, in proper form for transfer), and any other required documents, or
(ii) a properly transmitted Agent's Message as described in the Prospectus under the caption "The Exchange Offer -- Procedures For Tendering," as the case may be, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the Expiration Date.


----------------------------------------------------         ----------------------------------------------------
                  Name of Firm                                                  Authorized Signature

----------------------------------------------------         ----------------------------------------------------
                     Address                                                         Title

----------------------------------------------------         Name:
                                            Zip Code               ----------------------------------------------
                                                                               (Please Type or Print)
Area Code and Tel. No.:                                      Dated:
                        ----------------------------               ----------------------------------------------

NOTE: DO NOT SEND PRIVATE NOTES OR PRIVATE WARRANT CERTIFICATES WITH THIS FORM.
      ACTUAL SURRENDER OF PRIVATE NOTES OR PRIVATE WARRANTS MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.